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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)      January 14, 2000
                                                --------------------------------

                           WATKINS-JOHNSON COMPANY
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               (Exact name of registrant as specified in Charter)

          California                    1-5631                   94-1402710
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(State or Other Jurisdiction        (Commission File          (IRS Employer
      of Incorporation)                  Number)           Identification No.)

3333 Hillview Avenue, Palo Alto, California                  94304-1223
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (650) 493-4141
                                                   -----------------------------

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

     On January 14, 2000, Watkins Johnson Company (the "Company") issued a press release announcing the closing of the sale of substantially all of the assets of its Telecommunications Group to BAe Aerospace Electronic Systems Inc. Also on January 14, 2000, the Company issued a press release announcing that it had reached a tentative settlement of pending litigation against the Company related to the proposed merger of an affiliate of Fox Paine &
Company with the Company (the "WJ Merger"). The press releases are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  EXHIBITS

Exhibit 99.1 Press release issued by the Company on January 14, 2000 relating to the closing of the Telecommunications Group sale.

Exhibit 99.2 Press release issued by the Company on January 14, 2000 related to the tentative settlement of certain litigation challenging the WJ Merger.


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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.



Date:  January 14, 2000            WATKINS-JOHNSON COMPANY



                                   By:   /s/ W. Keith Kennedy
                                         --------------------------------------
                                         W. Keith Kennedy, Jr., President
                                         and Chief Executive Officer


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                                  EXHBIT INDEX

Exhibit 99.1 Press release issued by the Company on January 14, 2000 relating to the closing of the Telecommunications Group sale.

Exhibit 99.2 Press release issued by the Company on January 14, 2000 related to the tentative settlement of certain litigation challenging the WJ Merger.